UNITED STATES

                             SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the

                              Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported) October 30, 2006

                         Commission File Number of issuing entity:
                                       333-131213-24

                                 RALI Series 2006-QO8 Trust

                               (Exact name of issuing entity)

                            Commission File Number of depositor:
                                         333-131213

                              Residential Accredit Loans, Inc.

                   (Exact name of depositor as specified in its charter)

                              Residential Funding Company, LLC

                    (Exact name of sponsor as specified in its charter)

             DELAWARE                                       None
      (State or other jurisdiction                    (I.R.S. employer
         of incorporation)                           identification no.)

             c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
                    (Address of principal executive offices) (Zip code)

             Registrant's telephone number, including area code (952) 857-7000

             _________________________________________________________________

               (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.  Other Events.

On October 30, 2006, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QO8, pursuant to a Series Supplement, dated as of October 30, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of October 30, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

Item 9.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                  Sequentially
Exhibit                                                            Numbered
Number                                                            Exhibit Page

     10.1 Series Supplement, dated as of October 30, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

     10.2 Assignment and Assumption Agreement, dated as of October 30, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

     10.3 Corridor Confirmation, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as grantor trust trustee on behalf of the RALI Grantor Trust I-A2A, Series 2006-QO8, and Lehman Brothers Special Financing Inc. 10.4 Deferred Interest Cap Agreement Confirmation, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as grantor trust trustee on behalf of the RALI Grantor Trust I-A1A, Series 2006-QO8, and Lehman Brothers Special Financing Inc.

     10.5 Deferred Interest Cap Agreement Confirmation, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as grantor trust trustee on behalf of the RALI Grantor Trust I-A2A, Series 2006-QO8, and Lehman Brothers Special Financing Inc.

     10.6 Deferred Interest Cap Agreement Confirmation, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as grantor trust trustee on behalf of the RALI Grantor Trust I-A5A, Series 2006-QO8, and Lehman Brothers Special Financing Inc.

     99.1 Mortgage Loan Schedule.

                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ACCREDIT LOANS, INC.


                                    By:           /s/ Heather Anderson
                                          Name:   Heather Anderson
                                          Title:  Vice President



Dated:  October 30, 2006

Exhibit 10.1

Series Supplement, dated as of October 30, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 10.2

Assignment and Assumption Agreement, dated as of October 30, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

Exhibit 10.3

Corridor Confirmation, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as grantor trust trustee on behalf of the RALI Grantor Trust I-A2A, Series 2006-QO8, and Lehman Brothers Special Financing Inc.

Exhibit 10.4

Deferred Interest Cap Agreement Confirmation, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as grantor trust trustee on behalf of the RALI Grantor Trust I-A1A, Series 2006-QO8, and Lehman Brothers Special Financing Inc.

Exhibit 10.5

Deferred Interest Cap Agreement Confirmation, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as grantor trust trustee on behalf of the RALI Grantor Trust I-A2A, Series 2006-QO8, and Lehman Brothers Special Financing Inc.

Exhibit 10.6

Deferred Interest Cap Agreement Confirmation, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as grantor trust trustee on behalf of the RALI Grantor Trust I-A5A, Series 2006-QO8, and Lehman Brothers Special Financing Inc.

Exhibit 99.1

Mortgage Loan Schedule.